SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2007

REIDCO ACQUISITION I INC.
(Exact name of registrant as specified in its charter)

Delaware	0-52373	02-0786379
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

c/o Spencer Clarke LLC, 505 Park Avenue, 4th Floor, New York, NY 10022
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: (212) 446-6111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On June 11, 2007, Reidco Acquisition I Inc. (the “Company”) dismissed Holtz Rubenstein Reminick LLP (“Holtz Rubenstein”) as its independent registered public accounting firm. The dismissal was approved by the Board of Directors of the Company. On June 11, 2007, Ronald N. Silberstein, CPA, PLLC (“RNS”) was engaged as the Company’s new certified public independent accountant. Pursuant to Item 304(a) of Regulation S-B under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a)	(i)	The Company dismissed Holtz Rubenstein as its independent registered public accounting firm effective on June 11, 2007.

(ii)
Since August 29, 2006 (inception) through October 31, 2006, the accountant’s report on the financial statements contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles. The accountant’s report contained an explanatory paragraph describing going concern contingencies.

(iii)	The Company’s Board of Directors approved and authorized the dismissal of Holtz Rubenstein and engagement of RNS.

(iv)
Since August 29, 2006 (inception) through October 31, 2006 and the interim periods preceding the dismissal of Holtz Rubenstein, there were no disagreements with Holtz Rubenstein on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Holtz Rubenstein, would have caused Holtz Rubenstein to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that Holtz Rubenstein furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by Holtz Rubenstein in response to this request, dated June 13, 2007 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	On July 9, 2007, RNS was engaged as the Company’s new independent registered public accountant.

(i)
During the two most recent fiscal years and the interim period preceding the engagement of RNS, the Company has not consulted with RNS regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by RNS or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

(ii)	The Company did not have any disagreements with Holtz Rubenstein and therefore did not discuss any past disagreements with RNS.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit Number	Description
16.1	Letter from Holtz Rubenstein Reminick LLP regarding change in certifying accountant, dated June 13, 2007.

99.1	Response of Reidco Acquisition I Inc. to SEC Comment Response Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIDCO ACQUISITION I INC.

Date: July 18, 2007	By:	/s/ Reid H. Drescher
Name: Reid H. Drescher
Title: President